UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-19260	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1331 17th Street, Suite 720
Denver, Colorado		80202-1557
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (303) 298-8008

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)          On January 27, 2006, Rentech, Inc. (the “Company”) announced the resignation of David P. Zimel as a member of the Company’s Board of Directors, effective January 24, 2006.  Mr. Zimel was appointed to the Company’s Board of Directors, Audit Committee and Nominating Committee, effective May 11, 2005.  Mr. Zimel’s term expired at the annual meeting of shareholders in 2006 and he was not seeking re-election.   Halbert S. Washburn was appointed to the Company’s Audit Committee and Compensation Committee, effective January 24, 2006.

               A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Press Release by Rentech, Inc. dated January 27, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.

Date: January 27, 2006	By:	/s/ D. Hunt Ramsbottom

D. Hunt Ramsbottom
President and Chief Executive Officer